Exhibit 99.1

Broadridge Financial Solutions, Inc.

Investor Communication Solutions

Key Statistics

(volume and $ in millions)

Legend:

Type
RC	=	Recurring-	Low Volatility
ED	=	Event-Driven-	High Volatility

		1Q07	1Q08	Type
Proxy	Equities	$55.0	$41.7	RC
	Stock Record Position Growth	0.5%	-0.7%
	Pieces	29.8	25.8

	Mutual Funds	$30.9	$37.5	ED
	Pieces	31.3	27.6

	Contests/Specials	$17.2	$12.5	ED
	Pieces	9.2	6.5

	Total Proxy	$103.1	$91.7
	Total Pieces	70.3	59.9

Interims	Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$43.0	$50.5	RC
	Position Growth	9%	11%
	Pieces	81.8	92.2

	Mutual Funds (Supplemental Prospectuses) & Other	$33.5	$35.6	ED
	Pieces	72.9	68.9

	Total Interims	$76.5	$86.1
	Total Pieces	154.7	161.1

Transaction Reporting	Transaction Reporting	$66.3	$60.7	RC

Fulfillment	Post-Sale Fulfillment	$26.6	$31.0	RC

	Pre-Sale Fulfillment	$12.1	$11.6	ED

	Total Fulfillment	$38.7	$42.6

Other Communications	Other	$22.4	$18.0	ED

	Total Net Revenue - Non-GAAP	$307.0	$299.1
	Transfer price adjustment	1.0	—

	Total Net Revenue as reported - GAAP	$308.0	$299.1

	Distribution Fees % of Total Net Revenue- Non-GAAP	53.5%	52.2%

Note: Revenue numbers include distribution fees.

Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Securities Processing Solutions

Key Statistics

($ in millions)

Legend:

Type
RC	=	Recurring-	Low Volatility
ED	=	Event-Driven-	High Volatility

		1Q07	1Q08	Type
Equity
Transaction-Based	Equity Trades	$59.9	$63.0	RC
	Trade Volume (Average Trades per Day in ‘000)	1,806	2,475

Non-Transaction	Other Equity Services	$39.1	$43.8	RC

	Total Equity	$99.0	$106.8

Fixed Income
Transaction-Based	Fixed Income Trades	$10.3	$12.4	RC
	Trade Volume (Average Trades per Day in ‘000)	179	216

Non-Transaction	Other Fixed Income Services	$4.3	$5.2	RC

	Total Fixed Income	$14.6	$17.6

	Total Net Revenue - Non-GAAP	$113.6	$124.4
	Transfer price adjustment	2.9	—

	Total Net Revenue as reported - GAAP	$116.5	$124.4

Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Clearing and Outsourcing Solutions

Key Statistics

($ in millions)

Legend:

Type
RC	=	Recurring-	Low Volatility
ED	=	Event-Driven-	High Volatility

		1Q07	1Q08	Type
Clearing	Margin Revenues	$7.4	$8.0	RC
	Average Margin Debits	$634.2	$870.1

	Clearing Fees/Other	$8.8	$11.5	RC
	Trade Volume (Average Trades per Day in ‘000)	22.0	45.3

Outsourcing	Outsourcing	$5.6	$5.2	RC
	# of Clients	2	5

	Total Net Revenue - Non-GAAP	$21.8	$24.7
	Transfer price adjustment	—	—

	Total Net Revenue as reported - GAAP	$21.8	$24.7

Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.